Independent Auditors' Consent




The Board of Directors
Total System Services, Inc.:


We consent to the use of our reports incorporated herein by reference and to the reference to our Firm under the heading "Experts" in the Registration Statement/Prospectus.

                                                  /s/KPMG Peat Marwick LLP
                                                  KPMG Peat Marwick LLP



Atlanta, Georgia
August 14, 1995














filings\tss\ex23-1.895







                                                   Exhibit 23.1

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